LOAN AGREEMENT
                                 --------------


                  THIS LOAN AGREEMENT is entered into as of this ______ day of _________, 2000, among The Ohio Art Company, an Ohio corporation ("Ohio Art"), Strydel, Inc., an Ohio corporation ("Strydel") (Ohio Art and Strydel shall be referred to herein individually as a "Borrower" and collectively as "Borrowers"), and Fifth Third Bank, Northwestern Ohio, N.A., a national banking association ("Bank").

                  ARTICLE I.  DEFINITIONS.
                              -----------

                  For purposes of this Agreement, the following capitalized terms shall have the following meanings:

                  1.1 Agreement shall mean this Loan Agreement as originally executed and as the same may from time to time be amended or supplemented.

                  1.2 Business Day shall mean a day when commercial banks are open for business in Toledo, Ohio.

                  1.3 CIT shall mean The CIT Group/Business Credit, Inc., its successors and assigns.

                  1.4 Closing Date shall mean the date of the making of the Loan.

                  1.5 Collateral shall mean all real and personal property of Borrowers, including, but not limited to:

                  (a) Each Borrower's entire inventory of goods held for sale or lease or furnished or to be furnished under contracts of service, whether now owned or hereafter acquired, together with all attachments, accessories, additions  and parts  used or  intended  to be used  therewith,  whether  now or hereafter attached, installed, added or affixed to such inventory or stored, with or without identification to specific inventory, as well as all substitutions and replacements thereof (hereinafter called the "Inventory"), and the proceeds (cash and non-cash) of all Inventory, including



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accounts,  chattel paper, returned or repossessed goods and the products of such
Inventory, and any mass resulting from the commingling thereof with other property in whatever form the proceeds, products or mass may be.

                  (b) Each Borrower's entire inventory of parts, supplies, accessories and accessory tools, whether now owned or hereafter acquired, together with all attachments, additions and parts used, useful or intended to be used therewith, and all substitutions and replacements thereof, and the proceeds (cash and non-cash) of all such inventory, including accounts, chattel paper, returned or repossessed goods and the products of such inventory and any mass resulting from the commingling thereof with other property in whatever form the proceeds, products or mass may be.

                  (c) All of each Borrower's accounts receivable and rights to the payment of money however evidenced or arising, extending to each existing and future account, chattel paper, contract right, general intangible, instrument and document, as those terms are defined by the Uniform Commercial Code, and all trademarks, copyrights, patents, licenses, inventions, choses in action and goods giving rise to each Borrower's right to the payment of money, including but not limited to such goods in which each Borrower has retained a security interest or which have been reclaimed, returned or repossessed, all documents of title and warehouse receipts, and all book entries, records and files relating to the foregoing, and the proceeds (cash and non-cash) of all the foregoing.

                  (d) All of each Borrower's equipment, whether now owned or hereafter acquired, wherever located, including but not limited to machinery, tools, accessory tools, motor vehicles, furniture and fixtures, together with all accessions, parts, accessories, attachments and appurtenances thereto appertaining, attached or installed or kept or used or intended to be used in connection therewith and all substitutions or renewals thereof, and/or improvements, replacements and additions thereto, and all proceeds (cash and non-cash) of all the foregoing.

                  1.6 Collateral Documents shall mean the Security Agreements, related financing statements and the Mortgages.



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                  1.7  Dollars and $ shall mean  United  States  dollars or such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts in the United States.

                  1.8 Guarantor shall mean Trinc Co., an Ohio corporation.

                  1.9 Guaranty shall mean the Unconditional Cognovit Guaranty of Guarantor.

                  1.10 Intercreditor Agreement shall mean the agreement to be executed by Bank and CIT described in Section 4.1(k) hereof.

                  1.11 Loan shall mean the Term Loan described in Article II hereof.

                  1.12 Note shall mean the Term Note described in Article II hereof.

                  1.13 Mortgages shall have the meaning described in
Section 4.1(e) hereof.

                  1.14 Permitted Liens shall mean the following:

                  (a) Liens for taxes, assessments, or governmental charges or levies the payment of which is not at the time required by law;

                  (b) Liens imposed by law, such as liens of carriers, warehousemen, mechanics, and materialmen arising in the ordinary course of business for sums not yet due or being contested by appropriate proceedings promptly initiated and diligently conducted, provided other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

                  (c) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance, and other types of social security, or to secure the performance of tenders, statutory obligations, and surety and appeal bonds, or to secure the

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                           performance and return of money bonds and other
                           similar obligations, excluding obligations for the payment of borrowed money;

                  (d) Purchase money security interests granted by Borrower incidental to the ordinary conduct of Borrower's business;

                  (e) Liens incurred in connection with loans by CIT as described in the Intercreditor Agreement; and

                  (f) Liens evidenced by the Mortgages and Security Agreements, as well as any other liens in favor of Bank or any affiliate of Bank.

                  1.15 Prime Rate shall mean the variable prime lending rate of the Bank in effect from time to time, changing as and when said Prime Rate changes.

                  1.16 Security Agreements shall mean the security agreements described in Section 4.1(b).

                  1.17 Subsidiary shall mean any corporation at least the majority of whose securities having ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) are at the time owned by Ohio Art and/or one or more of its Subsidiaries.

                  Each accounting term not defined herein and each accounting term partly defined herein to the extent not defined shall have the meaning given to it under generally accepted accounting principles, as in effect on the date of this Agreement.

                  ARTICLE II.  LOAN.
                               ----

                  2.1 The Term Loan and Term Note. Subject to the terms and conditions of this Agreement, Bank agrees to make a loan in the amount of Five Million Two Hundred Thousand Dollars ($5,200,000.00) (the "Term Loan") to Borrower for a term of seven (7) years. The Term Loan shall be secured by the Collateral Documents and evidenced by an Amended and Restated Promissory Note in substance and form acceptable to Bank (the "Term Note").


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



                  2.1.1 Interest on Loan. The Term Loan shall bear interest from the date thereof at an initial floating rate equal to the Prime Rate plus two percent (2%) for the first year of the Term Loan, which rate shall increase by one-half percent (1/2%) on each anniversary date of the Term Note until the Term
Note is paid in full.

                  2.1.2 Payment of Loan. The Term Loan shall be paid in eighty-four (84) consecutive monthly principal and interest installments of Ninety-one Thousand Five Hundred and No/100 Dollars ($91,500.00) each, on the 1st day of each month commencing May 1, 2000, through April 1, 2007, the due date of the Term Note, at which time all principal and interest owing thereunder shall be paid in full. All interest shall be computed on the basis of a year of three hundred sixty (360) days, notwithstanding actual days elapsed. Any payment which falls on a non-Business Day shall be rescheduled to the next succeeding Business Day and interest shall continue to accrue to such rescheduled Business Day.

                  2.1.3 Late Charge. Any Term Note payment which is more than ten (10) days overdue will be assessed a late charge equal to five percent (5%) of the overdue payment.

                  2.1.4 Default Rate of Interest. If the Term Note is not paid in full at maturity (whether by acceleration or otherwise) or if any installment of the Term Note is not paid when due, or in the event any other default under
Article VI hereof occurs and is continuing under this Agreement, the Note or any of the Collateral Documents, Bank shall have the right, without notice, to increase the annual rate of interest on the entire unpaid principal balance of the Term Note to six percent (6%) above the interest rate then in effect hereunder until the entire amount of principal and/or interest then due has been paid in full or the default is cured.

                  2.1.5 Amendment and Restatement. The Term Loan represents the terming out of the balance of the revolving loan from Bank to Ohio Art evidenced by a promissory revolving note in the principal amount of $18,000,000.00 dated as of May 20, 1998 and amended as of February 2, 1999. This Agreement represents an amendment and restatement of the existing Loan Agreement and related documents among Borrowers and Bank. None of the funds evidenced by the Term Note constitute a new loan.

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                  ARTICLE III.  REPRESENTATIONS AND WARRANTIES OF
                                ---------------------------------
BORROWERS.
---------

                  In order to induce Bank to enter into this Agreement, each of Borrowers, on its own behalf, makes the following representations and warranties which shall survive the execution and delivery of this Agreement and the Note and the making of the Loans but which, unless otherwise indicated, shall be deemed to be made as of the Closing Date;

                  3.1 Due Organization. Borrower is a duly organized and validly existing corporation in good standing under the laws of Ohio and is duly qualified to conduct business as a foreign corporation in all jurisdictions where the failure to do so would have a material adverse effect on its business.

                  3.2 Requisite Power. Borrower has all requisite corporate power and all governmental licenses, authorizations, consents and approvals necessary to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted, except for licenses, authorizations and approvals the absence of which could not reasonably be expected to have a material adverse effect on its business. Borrower has all requisite corporate power to borrow the sums provided for in this Agreement, and to execute and deliver this Agreement, the Note and the Collateral Documents. The execution, delivery and performance of this Agreement, the Note and the Collateral Documents have been duly authorized by Borrower's Board of Directors and do not require any consent or approval of the stockholders of Borrower.

                  3.3 Binding Agreement. This Agreement has been duly executed and delivered by Borrower and constitutes, and the Note and the Collateral Documents when executed and delivered by Borrower will constitute, legal, valid and binding obligations of Borrower, enforceable against it in accordance with their terms, except (i) as the enforceability thereof may be affected by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) the availability of certain equitable remedies may be limited by certain equitable principles of general applicability.

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                  3.4 Other Agreements. The execution,  delivery and performance of this Agreement, the Note and the Collateral Documents will not violate any provision of law or regulation (including, without limitation, regulations of the Federal Reserve Board), or any order of any governmental authority, court, arbitration board or tribunal or the Articles of Incorporation, By- Laws or Code of Regulations of Borrower, or result in the breach of, constitute a default under, contravene any provisions of, or result in the creation of any security interest, lien, charge or encumbrance upon any of the property or assets of Borrower pursuant to any indenture or agreement to which Borrower or any of its properties is bound, except for security interests and liens in favor of Bank as provided herein.

                  3.5 Litigation. There is no litigation, investigation or proceeding in any court or before any arbitrator or regulatory commission, board, administrative agency or other governmental authority pending, or, to the knowledge of Borrower, threatened against or affecting Borrower or any of its properties, which (i) could reasonably be expected to materially adversely affect the performance by Borrower of this Agreement, the Note or the Collateral Documents or any of the transactions contemplated hereby or thereby, or (ii) if adversely determined would have a material adverse effect on the business, operations or condition, financial or otherwise, of Borrower. Schedule 3.5 is a list of all pending litigation against each of the Borrowers.

                  3.6 Consents. No consent, license, permit, approval or authorization of, exemption by, notice to report to, or registration, filing or declaration with, any governmental authority or agency is required in connection with the execution, delivery and performance by Borrower of this Agreement, the Note or the Collateral Documents, or the transactions contemplated hereby or thereby (except for mortgage recordings or UCC filings).

                  3.7 Financials. The consolidated unaudited financial statements of Ohio Art as of January 31, 2000, and the related statements of income, retained earnings and changes in financial position for the three fiscal quarters ended on such date, copies of which have been heretofore delivered to Bank, have been represented by Ohio Art to be true, complete and correct and fairly

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present the  financial  condition  of Ohio Art and its  subsidiaries  as of such dates and the results of its operations for the periods then ended. All of the aforementioned financial statements have been prepared in accordance with
generally  accepted   accounting   principles  (subject  to  customary  year-end
adjustments and the absence of notes). There has been no material adverse change in the business, operations or condition, financial or otherwise, of Ohio Art, since January 31, 2000. Ohio Art and its subsidiaries do not have any material liabilities, direct or contingent, except as disclosed in the aforementioned financial statements, the loans and other financial accommodations from CIT to Borrower or otherwise disclosed in writing to Bank.

                  3.8 Tax Returns. All tax returns required to be filed by Borrower in any jurisdiction have been filed or permitted extensions have been requested therefor; all taxes, assessments, fees and other governmental charges upon Borrower, or upon any of its respective properties, incomes or franchises, which are due and payable have been paid, or adequate reserve has been provided for payment thereof.

                  3.9 Title and Lien. Except as otherwise disclosed in writing to Bank, the Permitted Liens, and except for the encum brances created under the Collateral Documents and the security interests of CIT described in Section 1.14(e) herein, all of the property and assets of Borrower are free from all liens, charges, security interests and encumbrances in the nature of a lien or security interest whatsoever; and, except as aforesaid, Borrower has a good and marketable title to all such property and assets. As of the Closing Date, the UCC financing statements and mortgages necessary to establish liens and security interests required to be created under this Agreement and the Collateral Documents will have been delivered to Bank.

                  3.10 Other Information. Borrower has previously furnished Bank certain information, including estimates and projections of Borrower's results of operations and financial position for and as at the end of certain future periods. All such projections and estimates have been prepared and made in good faith based on currently available information. There are no statements or conclusions therein which are based upon or include misleading information or fail to take into account material information regarding the matters covered therein. Borrower has no

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reason  to  believe,  as of the  date  hereof,  that  any of the  statements  or conclusions included therein is not true and correct in all material respects.

                  3.11 Partnerships and Joint Ventures. Borrower is not a general partner or a limited partner in any general or limited partnership or a joint venturer in any joint venture. Ohio Art has no Subsidiaries except Strydel and Guarantor. Strydel has no Subsidiaries.

                  3.12 Existing Defaults. Except in connection with prior loans by Bank, Borrower is not in default under any term of any material mortgage, indenture, deed of trust or any other agreement to which it is a party or by which it or any of its properties may be bound except for agreements (i) the breach of which could not reasonably be expected to have a material adverse effect on Borrower's business and (ii) being contested in good faith for which the Borrower is maintaining adequate reserves in accordance with generally accepted accounting principles ("GAAP"). Borrower is not in material violation of any law, ordinance, rule or regu lation to which it or any of its properties is subject the violation of which could reasonably be expected to have a material adverse effect on Borrower's business.

                  3.13 Fire and Explosion. Neither the business nor the material properties nor the operations of Borrower are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance), materially and adversely affecting such business or properties or operations.

                  ARTICLE IV.  CONDITIONS PRECEDENT.
                               --------------------

                  4.1 Conditions of Funding. The obligation of Bank to make the Loan is subject to the fulfillment to Bank's satisfaction of each of the following conditions on the Closing Date:

                  (a) Bank shall have received the Note, duly executed and delivered by Borrowers;

                  (b) Bank shall have received Borrowers' executed Security Agreements granting Bank a second security

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                           interest in all tangible and intangible assets of
                           Ohio Art and Strydel (second only to CIT) as security for the Loan;

                  (c) Bank shall have received and shall have approved certified copies of Requests for Information (Form UCC-11) from the appropriate governmental entities listing all effective financing statements which name either of Borrowers as debtor and which are filed in all relevant jurisdictions, together with copies of all such other financing statements (none of which shall cover the Collateral purported to be covered by the Security Agreement), and judgment and lien searches on Borrowers satisfactory to Bank;

                  (d) Bank shall have received executed copies of proper financing statements in form and substance satisfactory to Bank, to be filed under the Uniform Commercial Code in all jurisdictions as may be necessary, or in Bank's opinion, desirable to perfect Bank's security interests created under the Security Agreements, and all filings, recordings and other actions that are necessary or advisable, in the opinion of Bank, in order to establish, protect, preserve and perfect Bank's security interests and liens as legal, valid and enforceable second security interests and liens in the Collateral, and Bank shall have received evidence thereof in form and substance satisfactory to it;

                  (e) Bank shall have received executed first mortgages (the "Mortgages") on all of the real property owned by Ohio Art in Bryan, Ohio and all of the real property owned by Strydel in Stryker, Ohio (collectively the "Real Property") from Borrowers in recordable form and a mortgagee's title insurance policy on the Real Property from a title company reasonably acceptable to Bank which shall insure Bank's first mortgage position on the Real Property for the full amount of the Loan as to all of the Real Property located in Bryan, Ohio, and in the amount of $2,500,000.00 as to all of the Real

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                           Property in Stryker, Ohio. The mortgage on the Bryan,
                           Ohio  real   property   shall  be  an  amendment  and
                           restatement of the existing mortgage dated May 19, 1998 executed by The Ohio Art Company in favor of Bank on certain real property in Bryan, Williams County, Ohio and recorded at Book 412, Page 122 of the Williams County, Ohio Mortgage Records;

                  (f) Bank shall have received confirmation of the good standing of Borrowers from the State of Ohio;

                  (g) Bank shall have received a certified borrowing resolution in a form reasonably satisfactory to
                           Bank executed by an authorized officer of each Borrower;

                  (h) Bank shall have received a copy of Borrower's fire and extended coverage insurance policy with an endorsement covering all of the Collateral and the Real Property and naming Bank as loss payee;

                  (i) the representations and warranties of Borrowers set forth in Article III hereof and of Borrowers in the Security Agreements and the Mortgages shall be true and correct on the Closing Date, with the same effect as though such representations and warranties had been made on and as of such date;

                  (j) the Collateral Documents shall be effective to create in favor of Bank a legal, valid and enforceable first or second security interest in the Collateral and Real Property covered thereby, as appropriate, as described above, and except for Permitted Liens;

                  (k) Bank shall have received an acceptable Intercreditor Agreement executed by CIT describing the respective rights of Bank and CIT in the Collateral and the Real Property;

                  (l)      Bank  shall  have  received  the Guarantor's executed
                           unlimited   cognovit    guaranty     of    Borrowers'
                           obligations under the Loan;

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                  (m)      Borrowers  shall  have  paid Bank a Loan Continuation
                           Fee in the amount of Seventy-five Thousand Dollars ($75,000.00); and

                  (n) all other documents and legal matters in connection with the transactions contemplated by this Agreement, the Note and the Collateral Documents shall be in reasonably satisfactory form and substance to Bank.

                  ARTICLE V.  AFFIRMATIVE COVENANTS.
                              ---------------------

                  Each of Borrowers, on its own behalf, covenants that until the payment in full of the Loan and fulfillment of all of their obligations hereunder, such Borrower shall comply with the following covenants:

                  5.1 Accounting Records. Borrower shall maintain adequate books and accounts in accordance with generally accepted accounting principles consistently applied, and permit any representative of Bank, at any reasonable time and with reasonable notice (if no default under Article VI then exists), to inspect, audit and examine such books and inspect any of its properties and shall furnish Bank with all information regarding the business and its finances as soon as reasonably practicable upon Bank's reasonable request.

                  5.2 Financial Statements. Borrower will furnish Bank or cause to be furnished to Bank:

                  (a) monthly internal financial and operating statements of Borrower, in reasonable detail, subject to year-end review adjustments and certified by Borrower's President or principal financial officer to have been prepared in accordance with generally accepted accounting principles consistently applied. Such statements shall be provided to Bank within thirty
                           (30) days of the end of the applicable month, beginning with the first full calendar month ending after closing;

                  (b) within one hundred twenty (120) days after the close of the fiscal year of Ohio Art, a copy of the

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                           annual reviewed consolidated  financial statements of
                           Ohio Art certified by the President or principal financial officer of Ohio Art to fairly present the consolidated financial condition of Ohio Art and to have been prepared in accordance with generally accepted accounting principles consistently applied;

                  (c) prompt written notice of any condition or event which has resulted or might reasonably be expected to result in (i) a material adverse change in Borrower's condition (financial or otherwise) or operations, or
                           (ii) a material breach of or noncompliance with any term, condition or covenant of any material contract, agreement or loan to which Borrower is a party or by which it or its property may be bound which could reasonably be expected to have a material adverse effect on Borrower's business;

                  (d) prompt written notice of any claims, proceedings or disputes (whether or not purportedly on behalf of Borrower) against, or to the knowledge of Borrower threatened, or affecting, Borrower which, if adversely determined, would have a material adverse effect on the business, properties or condition (financial or otherwise) of Borrower (without in any way limiting the foregoing, it being understood that claims, proceedings, or disputes involving monetary amounts in excess of $10,000.00 not fully covered by insurance shall be deemed to be material), or any material labor controversy resulting in or threatening to result in a strike against Borrower or any proposal by any public authority to acquire any of the material assets or business of Borrower.

                  5.3 Filings. Borrower shall from time to time record, register and file all such notices, statements and other documents and take such other steps, including, but not limited to, the amendment of the financing statements prepared under the Security Agreements, as may be necessary or advisable to render fully valid and enforceable under all applicable laws the rights, liens and

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



priorities of Bank with respect to all security from time to time furnished under this Agreement, the Security Agreements or the Mortgages, or intended to be so furnished, in each case in such form and at such times as shall be satisfactory to Bank.

                  5.4 Tax Returns. Within thirty (30) days after the applicable filing date, Borrower shall furnish Bank with copies of federal income tax returns filed by Borrower.

                  5.5 Formation of Subsidiary; Reorganization. Borrower shall not form any subsidiary to make investments in or to make a loan to any person or entity except for (i) advances in the ordinary course of business to officers, directors and employees for routine travel and similar expenses, which in the aggregate do not exceed $50,000.00 at any time outstanding; (ii) loans to officers and key employees of Borrower, so long as the aggregate outstanding balance thereof does not exceed $75,000.00; and (iii) loans from Strydel to Ohio Art in an aggregate principal amount which does not at any time exceed $1,000,000.00. Borrower shall not change its name or participate in any merger, consolidation or reorganization.

                  5.6 Encumbrance or Sale of Property. Except for Permitted Liens, Borrower shall not sell, grant a security interest in or otherwise encumber or transfer any portion of the Collateral or the Real Property.

                  5.7 Dividends. Borrower shall not pay any dividends to shareholders without the prior written consent of Bank, except Borrower may declare and pay dividends to the extent permitted under the loan documents between Borrowers and CIT.

                  5.8 Deposit Account. As long as any portion of the Loan remains unpaid, Borrower shall maintain a non-interest bearing deposit account or deposit accounts with the Bank with an aggregate minimum balance of One Hundred Thousand Dollars ($100,000.00). Bank hereby waives its right of setoff against such accounts.

                  5.9 Real Property Title Defect. Borrowers shall use their reasonable efforts to resolve the title defect on Parcel II of the Bryan, Ohio real property owned by The Ohio Art Company as described in Schedule B - Section II, Item 42.A. of Title Insurance Commitment No. 43010-2, effective January 20, 2000, issued by First

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



American Title Insurance Company through Midland Title Agency of Northwest Ohio, Inc.

                  ARTICLE VI.  DEFAULT.
                               -------

                  6.1 Default. The occurrence of any of the following events shall constitute a default under this Agreement:

                  (a) if either Borrower is in default in making any payment under this Agreement, the Note or any of the Collateral Documents;

                  (b) in the event of any non-payment default by either Borrower under this Agreement, the Note or any of the Collateral Documents, and such default is not cured within thirty (30) days after its occurrence;

                  (c) if there is any continuing default by either Borrower under any document or agreement between Bank and either Borrower, regardless of whether such document or agreement is directly related to this Agreement and the cure period therefor, if any, shall have expired. Any default under this Agreement shall (after expiration of applicable cure periods) constitute a default under any other document or agreement between Bank and either Borrower;

                  (d) if there is any continuing default (after expiration of applicable cure periods) by either Borrower under any loans from CIT to either Borrower;

                  (e) the dissolution or termination of business of either of the Borrowers; and

                  (f) the insolvency or bankruptcy or any assignment for the benefit of creditors of, or application for relief under any state or federal law relating to the relief of debtors by, either of the Borrowers, provided however, that in the case of an involuntary bankruptcy petition, it shall not constitute a default hereunder unless such bankruptcy petition remains undismissed or unstayed more than sixty (60) days after the filing date thereof.




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



                  6.2 Cross-Default; Cross-Collateral. A continuing default (after expiration of applicable cure periods) under this Agreement, any Collateral Document or the Note shall constitute a default under any other loan then existing from the Bank to either of the Borrowers. Any single continuing default shall (after expiration of applicable cure periods) give the Bank all rights of a secured lender and all rights to accelerate the amounts due under the Note and/or any other note evidencing any other loan from the Bank to either of the Borrowers.

                  ARTICLE VII.  REMEDIES.
                                --------

                  Upon the occurrence of any continuing default (after expiration of applicable cure periods) until such default shall have been waived by Bank, Bank may avail itself of any and all remedies available to it at law or in equity, and all such remedies shall be cumulative and none shall be deemed exclusive of any other; further, and not in limitation of the foregoing, Bank may terminate this Agreement, accelerate all payments due under the Loan and demand full payment of the Borrowers' indebtedness to it; and may utilize any remedy available to it under the terms and provisions of the Collateral Documents.

                  ARTICLE VIII.  RELEASE.
                                 -------

                  Borrowers hereby irrevocably waive and release any and all claims, actions, causes of action, suits, and defenses which either now has or might hereafter have against Bank for or by reason of any matter, cause or thing whatsoever which relates to any loans made by Bank to either Borrower or any related entity prior to the date hereof.

                  ARTICLE IX.  MISCELLANEOUS.
                               -------------

                  9.1 Waivers. Any waiver, permit, consent or approval by Bank of any breach of any provision, condition or covenant of this Agreement, the Note or the Collateral Documents must be in writing and shall be effective only to the extent it is set forth in writing. No waiver of a specific breach shall operate as a waiver of any other breach occurring at a later time.




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



                  9.2 Failure or Delay. No failure or delay on the part of Bank in the exercise of any power, right or privilege under this Agreement, the Note or the Collateral Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise of any other power, right or privilege.

                  9.3 Cumulative Rights. All rights and remedies existing under this Agreement, the Note and the Collateral Documents are cumulative with, and not exclusive of, any rights or remedies otherwise available under applicable law.

                  9.4 Severability. Any provision of this Agreement, the Note or the Collateral Documents which is prohibited or unenforceable in any jurisdiction, shall be, only as to such jurisdiction, ineffective to the extent of such prohibition or unenforceability, but all of the remaining provisions of this Agreement, the Note and the Collateral Documents shall remain valid.

                  9.5 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of Bank and Borrowers and their respective heirs, successors and assigns; provided, however, that neither Borrower may assign or transfer its rights or obligations under this Agreement without the prior written consent of Bank. Bank reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, Bank's rights and obligations under this Agreement, the Note and the Collateral Documents to other financial institutions. In connection therewith, Bank may disclose all documents and information which Bank now or hereafter may have relating to the Loan or Borrowers, or the business of any of the foregoing; provided the recipient thereof agrees to maintain the confidentiality of material non-public information.

                  9.6 Notices. Any notice which either party may be required or may desire to give to the other party under any provision of this Agreement, the Note or the Collateral Documents shall be in writing and shall be deemed to have been given or made when deposited in the mail, postage prepaid, and addressed as follows:



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



To Borrowers:                       The Ohio Art Company
                                    One Toy Street
                                    Bryan, Ohio  43506
                                    Attention: President

To Bank:                            Fifth Third Bank, Northwestern Ohio, N.A.
                                    606 Madison Avenue
                                    Toledo, OH 43604
                                    Attention: Michael Miller, Exec. Vice-Pres.

Bank and Borrowers may change the address to which all notices, requests and other communications are to be sent by giving written notice of such address change to the other party in conformity with this paragraph, but such change shall not be effective until notice of such change has been received by the other party.

                  9.7 Costs, Expenses and Attorneys' Fees. Borrowers will reimburse Bank for all costs and expenses, including, but not limited to, reasonable attorneys' fees and expenses (which counsel may be Bank employees), expended or incurred by Bank in enforcing this Agreement, in preparing and amending this Agreement, the Note and/or the Collateral Documents, in collecting any sum which becomes due Bank on the Note or under any of the Collateral Documents, or in the protection, preservation or enforcement of any rights of Bank in connection with the Collateral Documents. In the event the Loans do not close for any reason except for the bad faith or wilful misconduct of Bank, Borrowers shall still reimburse Bank for all expenses incurred by Bank in connection herewith. Provided however, that absent a continuing default, Borrowers' responsibility for reimbursement of Bank's audit expenses under
Section 5.1 hereof shall be limited to two (2) audits per twelve (12) month period.

                  9.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  9.9 Governing Law. The validity, construction and effect of this Agreement, the Collateral Documents and the Note shall be governed by the laws of the State of Ohio.

                  9.10 Complete Agreement. This written Agreement, together with the exhibits to this Agreement, is intended by the parties as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement.


                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first written at the beginning of this Agreement.
                                                 FIFTH THIRD BANK, NORTHWESTERN
                                                 OHIO, N.A.

                                                 By:____________________________

                                                 Title:_________________________

                                                 THE OHIO ART COMPANY

                                                 By:____________________________

                                                 Title:_________________________


                                                 STRYDEL, INC.

                                                 By:____________________________

                                                 Title:_________________________






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